NORTHERN TRUST CORPORATION 2019 Annual Meeting of Stockholders April 23, 2019 Michael G. O’Grady Chairman, President & Chief Executive Officer Reminder: Use of cameras, recording devices, cell phones and other electronic equipment is strictly prohibited. Thank you. northerntrust.com | © 2019 Northern Trust 1

FORWARD-LOOKING STATEMENTS This presentation may include statements which constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements are identified typically by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “likely,” “plan,” “goal,” “target,” “strategy,” and similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements include statements, other than those related to historical facts, that relate to Northern Trust’s financial results and outlook, capital adequacy, dividend policy and share repurchase program, accounting estimates and assumptions, credit quality including allowance levels, future pension plan contributions, effective tax rate, anticipated expense levels, contingent liabilities, acquisitions, strategies, industry trends, and expectations regarding the impact of recent accounting pronouncements and legislation. These statements are based on Northern Trust’s current beliefs and expectations of future events or future results, and involve risks and uncertainties that are difficult to predict and subject to change. These statements are also based on assumptions about many important factors, including the factors discussed in Northern Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission, all of which are available on Northern Trust’s website. We caution you not to place undue reliance on any forward- looking statement as actual results may differ materially from those expressed or implied by forward- looking statements. Northern Trust assumes no obligation to update its forward-looking statements. northerntrust.com | © 2019 Northern Trust 2

NORTHERN TRUST CORPORATION Service Relentless drive to provide exceptional service. Wealth Asset Management Management Expertise Resolving complex CLIENTS challenges with world class capabilities. Integrity Asset Consistently acting with the Servicing highest ethics, utmost honesty and unfailing reliability. northerntrust.com | © 2019 Northern Trust 3

WEALTH MANAGEMENT An integrated offering of goals driven wealth management solutions for individuals and families. Family Holistic Solutions Trust & Estate Office Services Goals Assets Best Private Bank for Use of Technology Banking Family Fiduciary in North America - Financial Times Group, 2018 Investment Wealth Management Planning $294 Billion TOTAL AUM1 1 Represents total Wealth Management business AUM as of March 31, 2019. northerntrust.com | © 2019 Northern Trust 4

ASSET SERVICING Delivering best in class asset servicing solutions to institutional clients globally. CLIENT SEGMENTS Pensions Endowments & Foundations Sovereign Entities $10.2 Trillion Total assets under 1 Fiduciary Managers custody/administration Investment Managers Alternative Managers 1 Represents total Corporate & Institutional Services business AUC/A as of March 31, 2019. northerntrust.com | © 2019 Northern Trust 5

ASSET SERVICING Delivering best in class asset servicing solutions to institutional clients globally. NORTHERN TRUST SOLUTIONS Alternative Asset Services Banking and Liquidity Services Capital Markets Solutions Outstanding Fund Data Solutions Technology Innovation Front and Middle Office Services - Global Custodian’s Industry Leaders Award, 2018 Fund Services Regulatory Services Retirement Solutions Securities Services northerntrust.com | © 2019 Northern Trust 6

ASSET MANAGEMENT A highly respected investment manager, entrusted by sophisticated professional investors and affluent clients worldwide. CAPITAL MARKETS EXPERTISE Equity Fixed Alternatives Solutions Asset Income Hedge Funds Allocation Sustainable Investing Private Equity Factor-Based Retirement Active Active Private Credit Target Date Passive Passive Real Assets Multi-Manager Tax Advantaged Cash Management Infrastructure Investment Advisory Strategic Multi-Manager Multi-Manager Real Estate Focus Research Tactical Investment solutions and asset allocation informed by deep capital markets analysis. 30 Years $88 Billion1 of socially responsible Total environmental, social & governance investing products assets under management 1 Represents total Northern Trust Corporation ESG AUM as of March 31, 2019. northerntrust.com | © 2019 Northern Trust 7

BUSINESS MODEL & FINANCIAL STRATEGY ACHIEVING Growth IMPROVING Productivity & Profitability INCREASING Shareholder Returns northerntrust.com | © 2019 Northern Trust 8

2018 PERFORMANCE 16.2% 2018 FINANCIAL PERFORMANCE: . Trust Fees up 9% 12.6% . Revenue up 11% 11.9% 11.5% . Net Income up 30% . 10.0% 32.8% EPS up 35% 9.3% 9.5% 25.5% 2018 SHAREHOLDER RETURNS: . Returned $1.36 billion of capital through dividends and share 120% repurchases 107% . Dividend per common share of $1.94, a 21% increase from 2017 2012 2013 2014 2015 2016 2017 2018 Noninterest Expense as a % of Trust & Investment Fees Pre-tax Margin Return on Equity northerntrust.com | © 2019 Northern Trust 9

1ST QUARTER 2019 FINANCIAL PERFORMANCE ($ Millions, except EPS) 1Q19 1Q19 vs. 1Q18 Trust, Inv. & Other Servicing Fees $929 (1)% Total Revenue 1,481 -% Net Income 347 (9)% Earnings Per Share 1.48 (6)% Return on Common Equity 14.0% (2.0) pts northerntrust.com | © 2019 Northern Trust 10

FOCUSED ON CREATING VALUE FOR OUR STAKEHOLDERS ACHIEVE GREATER Clients Service Improve Partners Excellence Productivity Shareholders ACHIEVE Community GREATER VALUE Invest for Growth northerntrust.com | © 2019 Northern Trust 11

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